                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549





                                   FORM 8-K





                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                    May 5, 1995



                           STRIKER INDUSTRIES, INC.



Delaware       Commission File No. 1-0096       IRS Employer ID No.: 84-0834953



               One Riverway, Suite 2450, Houston, Texas  77056

      Registrant's telephone number, including area code  (713) 622-4092

Item 2.  Acquisition or Disposition of Assets.

         On May 5, 1995, the Registrant consummated the asset purchase transaction of the land, building and equipment of Northern Globe Building Materials, Inc.'s idled dry felt mill in Thorold, Ontario, Canada under the provisions of the Asset Purchase Agreement between Northern Globe Building Materials, Inc. ("Northern", an independent third party unrelated to the Registrant or any of its affiliates) and the Registrant dated March 10, 1995. The purchase price of the assets acquired was 1,345,790 shares of Common Stock of the Registrant and $250,000 cash, and was the result of direct negotiation between the parties. The source of the cash portion of the purchase price was cash on hand of the Registrant. The physical properties and assets purchased were used at one time by Northern to manufacture dry felt paper, but had not been in operation and had been wholly inactive for more than two years preceding their purchase by the Registrant. The Registrant intends to reactivate the idled dry felt mill and produce dry felt at Thorold, Canada for sale to Northern and independent third parties in the roofing industry. Sales to Northern will be pursuant to a supply agreement entered into between the Registrant and Northern under which the Registrant will supply Northern's three operating Canadian shingle and rolled roofing facilities with a minimum of 15,000 tons of dry felt paper per year, seasonally adjusted, for the period commencing on or about June 1, 1995, through December 31, 2000. The dry felt purchase price set forth in the supply agreement is based on the mix of the raw materials used in the manufacture of the dry felt and the market price of the raw materials.

Item 7.  Financial Statements and Exhibits.

         (b)  Pro forma financial information:

              Pro Forma Consolidated Balance Sheet of the Registrant and Subsidiaries as of March 31,1995.

         (c)  Exhibits:

              Asset Purchase Agreement dated as of March 10, 1995, between Northern Globe Building Materials, Inc. and the Registrant (filed as
         Exhibit 2.3 to the Registrant's Annual Report on Form 10-KSB for the period ended December 31, 1994, and hereby incorporated herein by reference)


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STRIKER INDUSTRIES, INC.

                                           By: /s/ MATTHEW D. POND
                                               --------------------------------
                                               Matthew D. Pond
                                               Chief Financial Officer

DATE: May 18, 1995


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                  STRIKER INDUSTRIES, INC. AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF MARCH 31, 1995


                                                                  Acquisition of
                                               Historical           of Thorold             Pro Forma
                                                March 31,            Dry Felt              March 31,
                                                  1995                 Mill                  1995
                                               ----------         --------------           ---------
               ASSETS

CURRENT ASSETS:

Cash                                            $  260,630         ($  250,000)            $    10,630
Accounts receivable                              1,026,751                                   1,026,751
Inventories                                        401,830                                     401,830
Prepaid expenses and other current assets          247,784                                     247,784
                                                ----------          ----------             -----------
Total current assets                             1,936,995            (250,000)              1,686,995

PROPERTY AND EQUIPMENT, net                      5,354,669           8,323,237              13,677,906
DEFERRED ACQUISITION COSTS AND OTHER, net          736,954            (671,392)                 65,562
                                                ----------          ----------             -----------
Total assets                                    $8,028,618          $7,401,845             $15,430,463
                                                ==========          ==========             ===========
  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Trade accounts payable                          $  859,707                                 $   859,707
Accrued liabilities                                370,258                                     370,258
Current obligations under capital leases            51,032                                      51,032
                                                ----------          ----------             -----------
Total current liabilities                        1,280,997                                   1,280,997

LONG TERM LIABILITIES:
7.00% Notes payable to affiliates                  266,698                                     266,698
10.25% Subordinated notes                        1,200,000                                   1,299,000
Capital leases                                      86,465                                      86,465

STOCKHOLDERS' EQUITY:

Common stock, $0.20 par value                    1,737,421             269,158               2,006,579
Stock subscriptions receivable                    (450,000)                                   (450,000)
Warrants                                           850,000                                     850,000
Additional paid-in capital                       5,126,832           7,132,687              12,259,519
Retained deficit                                (2,069,795)                                 (2,069,795)
                                                ----------          ----------             -----------
Total stockholders' equity                       5,194,458           7,401,845              12,596,303
                                                ----------          ----------             -----------
Total liabilities and stockholders' equity      $8,028,618          $7,401,845             $15,430,463
                                                ==========          ==========             ===========

          The accompanying note is an integral part of this pro forma consolidated balance sheet.

                  STRIKER INDUSTRIES, INC., AND SUBSIDIARIES
      NOTE TO PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 1995




         On May 5, 1995, the Striker Industries, Inc. (the Company) consummated the asset purchase transaction of the land, building and equipment of Northern Globe Building Materials, Inc.'s (Northern) idled dry felt mill in Thorold, Ontario, Canada (the Purchase). The purchase price of the assets acquired was 1,345,790 shares of Common Stock of the Company and $250,000 cash. The source of the cash portion of the purchase price was cash on hand of the Registrant. The physical properties and assets purchased were used at one time by Northern to manufacture dry felt paper, but had not been in operation and had been wholly inactive for more than two years preceding their purchase by the Registrant and, as such, no pro forma results of operations are presented.

         The accompanying pro forma consolidated balance sheet gives effect to the Purchase as if it had occurred as of March 31, 1995. The assets purchased were valued at the Company's cost which does not exceed fair market value.